                                                                     EXHIBIT 4.8

================================================================================


                       VALERO LOGISTICS OPERATIONS, L.P.,



                                     ISSUER



                                  VALERO L.P.,



                                    GUARANTOR



                                       AND



                              THE BANK OF NEW YORK,



                                     TRUSTEE

                                    ---------



                                    INDENTURE



                       DATED AS OF [________] [__], [____]



                                    ---------



                          SUBORDINATED DEBT SECURITIES

================================================================================

                        VALERO LOGISTICS OPERATIONS, L.P.

     RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939, AS AMENDED,
               AND INDENTURE, DATED AS OF _________________, 200_



TRUST INDENTURE
  ACT SECTION                                                  INDENTURE SECTION
---------------                                                -----------------
Section 310 (a)(1)    .......................................  609
            (a)(2)    .......................................  609
            (a)(3)    .......................................  Not Applicable
            (a)(4)    .......................................  Not Applicable
            (b)       .......................................  608; 610
Section 311 (a)       .......................................  613
            (b)       .......................................  613
Section 312 (a)       .......................................  701; 702
            (b)       .......................................  702
            (c)       .......................................  702
Section 313 (a)       .......................................  703
            (b)       .......................................  *
            (c)       .......................................  *
            (d)       .......................................  703
Section 314 (a)       .......................................  704
            (a)(4)    .......................................  104; 1004
            (b)       .......................................  Not Applicable
            (c)(1)    .......................................  101
            (c)(2)    .......................................  101; 102
            (c)(3)    .......................................  Not Applicable
            (d)       .......................................  Not Applicable
            (e)       .......................................  102
Section 315 (a)       .......................................  601
            (b)       .......................................  602
            (c)       .......................................  601
            (d)       .......................................  601
            (e)       .......................................  514
Section 316 (a)       .......................................  101
            (a)(1)(A) .......................................  502; 512
            (a)(1)(B) .......................................  513
            (a)(2)    .......................................  Not Applicable
            (b)       .......................................  508
            (c)       .......................................  104
Section 317 (a)(1)    .......................................  503
            (a)(2)    .......................................  504
            (b)       .......................................  1003
Section 318 (a)       .......................................  107

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NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

     *Deemed included pursuant to Section 318 (c) of the Trust Indenture Act

                                TABLE OF CONTENTS

                                                                                                        PAGE
ARTICLE I Definitions And Other Provisions Of General Application

     SECTION 101.  Definitions............................................................................1
     SECTION 102.  Incorporation by Reference of Trust Indenture Act.....................................11
     SECTION 103.  Compliance Certificates and Opinions..................................................12
     SECTION 104.  Form of Documents Delivered to Trustee................................................12
     SECTION 105.  Acts of Holders; Record Dates.........................................................13
     SECTION 106.  Notices, Etc., to Trustee, Partnership or Guarantor...................................14
     SECTION 107.  Notice to Holders; Waiver.............................................................14
     SECTION 108.  Conflict with Trust Indenture Act.....................................................15
     SECTION 109.  Effect of Headings and Table of Contents..............................................15
     SECTION 110.  Successors and Assigns................................................................15
     SECTION 111.  Separability Clause...................................................................15
     SECTION 112.  Benefits of Indenture.................................................................15
     SECTION 113.  Governing Law.........................................................................16
     SECTION 114.  Legal Holidays........................................................................16
     SECTION 115.  Securities in a Composite Currency, Currency Unit or Foreign Currency.................16
     SECTION 116.  Judgment Currency.....................................................................17
     SECTION 117.  Language of Notices, Etc..............................................................17
     SECTION 118.  Non-Recourse to the General Partner; No Personal Liability of Officers,
                   Directors, Employees or Partners......................................................17

ARTICLE II Security Forms

     SECTION 201.  Forms Generally.......................................................................18
     SECTION 202.  Form of Face of Security..............................................................18
     SECTION 203.  Form of Reverse of Security...........................................................21
     SECTION 204.  Global Securities.....................................................................26
     SECTION 205.  Form of Trustee's Certificate of Authentication.......................................27

ARTICLE III The Securities

     SECTION 301.  Amount Unlimited; Issuable in Series..................................................28
     SECTION 302.  Denominations.........................................................................31
     SECTION 303.  Execution, Authentication, Delivery and Dating........................................31
     SECTION 304.  Temporary Securities..................................................................33
     SECTION 305.  Registration, Registration of Transfer and Exchange...................................33
     SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities......................................36
     SECTION 307.  Payment of Interest; Interest Rights Preserved........................................37
     SECTION 308.  Persons Deemed Owners.................................................................38
     SECTION 309.  Cancellation..........................................................................38

                                                                                                        PAGE
     SECTION 310.  Computation of Interest...............................................................39
     SECTION 311.  CUSIP Numbers.........................................................................39

ARTICLE IV Satisfaction And Discharge

     SECTION 401.  Satisfaction and Discharge of Indenture...............................................39
     SECTION 402.  Application of Trust Money............................................................40

ARTICLE V Remedies

     SECTION 501.  Events of Default.....................................................................41
     SECTION 502.  Acceleration of Maturity; Rescission and Annulment....................................42
     SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.......................43
     SECTION 504.  Trustee May File Proofs of Claim......................................................43
     SECTION 505.  Trustee May Enforce Claims Without Possession of Securities...........................44
     SECTION 506.  Application of Money Collected........................................................44
     SECTION 507.  Limitation on Suits...................................................................45
     SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium and Interest.............45
     SECTION 509.  Restoration of Rights and Remedies....................................................46
     SECTION 510.  Rights and Remedies Cumulative........................................................46
     SECTION 511.  Delay or Omission Not Waiver..........................................................46
     SECTION 512.  Control by Holders....................................................................46
     SECTION 513.  Waiver of Past Defaults...............................................................47
     SECTION 514.  Undertaking for Costs.................................................................47
     SECTION 515.  Waiver of Usury, Stay or Extension Laws...............................................47

ARTICLE VI The Trustee

     SECTION 601.  Certain Duties and Responsibilities...................................................48
     SECTION 602.  Notice of Defaults....................................................................49
     SECTION 603.  Certain Rights of Trustee.............................................................49
     SECTION 604.  Not Responsible for Recitals or Issuance of Securities................................50
     SECTION 605.  May Hold Securities...................................................................51
     SECTION 606.  Money Held in Trust...................................................................51
     SECTION 607.  Compensation and Reimbursement........................................................51
     SECTION 608.  Disqualification; Conflicting Interests...............................................52
     SECTION 609.  Corporate Trustee Required; Eligibility...............................................52
     SECTION 610.  Resignation and Removal; Appointment of Successor.....................................52
     SECTION 611.  Acceptance of Appointment by Successor................................................54
     SECTION 612.  Merger, Conversion, Consolidation or Succession to Business...........................55

                                                                                                        PAGE
     SECTION 613.  Preferential Collection of Claims Against Partnership.................................55
     SECTION 614.  Appointment of Authenticating Agent...................................................55

ARTICLE VII Holders' Lists And Reports By Trustee And Partnership

     SECTION 701.  Partnership to Furnish Trustee Names and Addresses of Holders.........................57
     SECTION 702.  Preservation of Information; Communications to Holders................................57
     SECTION 703.  Reports by Trustee....................................................................58
     SECTION 704.  Reports by Partnership................................................................59

ARTICLE VIII Consolidation, Merger, Conveyance, Transfer Or Lease

     SECTION 801.  Partnership May Consolidate, Etc., Only on Certain Terms..............................60
     SECTION 802.  Successor Substituted.................................................................60

ARTICLE IX Supplemental Indentures

     SECTION 901.  Supplemental Indentures Without Consent of Holders....................................61
     SECTION 902.  Supplemental Indentures with Consent of Holders.......................................62
     SECTION 903.  Execution of Supplemental Indentures..................................................63
     SECTION 904.  Effect of Supplemental Indentures.....................................................64
     SECTION 905.  Conformity with Trust Indenture Act...................................................64
     SECTION 906.  Reference in Securities to Supplemental Indentures....................................64

ARTICLE X Covenants

     SECTION 1001. Payment of Principal, Premium and Interest............................................64
     SECTION 1002. Maintenance of Office or Agency.......................................................64
     SECTION 1003. Money for Securities Payments to Be Held in Trust.....................................65
     SECTION 1004. Statement by Officers as to Default...................................................66
     SECTION 1005. Existence.............................................................................66
     SECTION 1006. Waiver of Certain Covenants...........................................................67
     SECTION 1007. Additional Amounts....................................................................67
     SECTION 1008. Calculation of Original Issue Discount................................................68

ARTICLE XI Redemption Of Securities

     SECTION 1101.  Applicability of Article.............................................................68
     SECTION 1102.  Election to Redeem; Notice to Trustee................................................68
     SECTION 1103.  Selection by Trustee of Securities to be Redeemed....................................69
     SECTION 1104.  Notice of Redemption.................................................................69

                                                                                                        PAGE
     SECTION 1105.  Deposit of Redemption Price...........................................................70
     SECTION 1106.  Securities Payable on Redemption Date.................................................70
     SECTION 1107.  Securities Redeemed in Part...........................................................70

ARTICLE XII Sinking Funds

     SECTION 1201.  Applicability of Article..............................................................71
     SECTION 1202.  Satisfaction of Sinking Fund Payments with Securities.................................71
     SECTION 1203.  Redemption of Securities for Sinking Fund.............................................71

ARTICLE XIII Defeasance

     SECTION 1301.  Applicability of Article..............................................................72
     SECTION 1302.  Legal Defeasance......................................................................72
     SECTION 1303.  Covenant Defeasance...................................................................74
     SECTION 1304.  Application by Trustee of Funds Deposited for Payment of Securities...................75
     SECTION 1305.  Repayment to Partnership..............................................................76

ARTICLE XIV Guarantee of Securities

     SECTION 1401.  Unconditional Guarantee...............................................................76
     SECTION 1402.  Execution and Delivery of Notation of Guarantees......................................78
     SECTION 1403.  Subordination of Guarantees...........................................................79

ARTICLE XV Subordination of Securities

     SECTION 1501.  Securities Subordinated to Senior Debt................................................79
     SECTION 1502.  Distribution on Dissolution, Liquidation and Reorganization; Subrogation
                    of Securities.........................................................................80
     SECTION 1503.  Payments on Securities Permitted......................................................82
     SECTION 1504.  Authorization of Holders of Securities to Trustee to Effect Subordination.............82
     SECTION 1505.  Notices to Trustee....................................................................82
     SECTION 1506.  Trustee as Holder of Senior Debt......................................................83
     SECTION 1507.  Modification of Terms of Senior Debt..................................................83

                                    INDENTURE

                                    PARTIES:

         INDENTURE, dated as of [________] [__], [____], among VALERO LOGISTICS OPERATIONS, L.P., a Delaware limited partnership (herein called the "Partnership"), having its principal office at One Valero Place, San Antonio, Texas 78212, VALERO L.P., a Delaware limited partnership (the "Guarantor"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (herein called the "Trustee").

                          RECITALS OF THE PARTNERSHIP:

         The Partnership has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be guaranteed by the Guarantor and to be issued in one or more series as in this Indenture provided.

         All things necessary to make this Indenture a valid and legally binding agreement of the Partnership, in accordance with its terms, have been done.

         This Indenture is subject to the provisions of the Trust Indenture Act that are required to be a part of this Indenture and, to the extent applicable, shall be governed by such provisions.

         Now, Therefore, This Indenture Witnesseth:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101. Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly, or by reference therein or defined by a Commission rule under the Trust Indenture Act, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation;

                  (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (5) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture; and

                  (6) the word "includes" and its derivatives means "includes, but is not limited to" and its corresponding derivative definitions.

         Certain terms, used principally in Article VI, are defined in that Article.

         "Act," when used with respect to any Holder, has the meaning specified in Section 105.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

         "Banking Day" means, with respect to any city, any date on which commercial banks are open for business in that city.

         "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors or the protection of creditors.

         "Board of Directors" means the board of directors of the General Partner, or the executive or any other committee of that board duly authorized to act in respect thereof. If the Partnership shall change its form of entity to other than a limited partnership, the references to officers or the Board of Directors of the General Partner shall mean the officers or the Board of Directors (or other comparable governing body), respectively, of the Partnership.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the General Partner, the principal financial officer of the General Partner or any other authorized officer of the General Partner or a person duly authorized by any of them, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution (including the establishment of any series of the Securities and the forms and terms thereof), such action may be taken by any committee, officer or employee of the Partnership authorized to take such action by the Board of Directors as evidenced by a Board Resolution.

         "Business Day," when used with respect to any Place of Payment or other location, means, except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law, executive order or regulation to close.

         "Capital Interests" means any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, including, without limitation, with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered in the Borough of Manhattan, The City of New York, and which, at the date hereof is 5 Penn Plaza, 13th Floor, New York, New York 10001.

         "corporation" includes corporations, associations, limited liability companies, joint-stock companies and business trusts.

         "covenant defeasance" has the meaning specified in Section 1303.

         "CUSIP" means the Committee on Uniform Securities Identification Procedures.

         "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         "Debt" means any obligation created or assumed by any Person for the repayment of money borrowed, and any purchase money obligation created or assumed by such Person and any guarantee of the foregoing.

         "Default" means, with respect to a series of Securities, any event that is, or after notice or lapse of time or both would be, an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 307.

         "defeasance" has the meaning specified in Section 1302.

         "Definitive Security" means a Security other than a Global Security or a temporary Security.

         "Depositary" means, with respect to Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301, until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean or include each Person which is then a Depositary hereunder, and if at any time there is more than one such Person, shall be a collective reference to such Persons.

         "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.

         "Foreign Currency" means a currency used by the government of a country other than the United States of America.

         "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect from time to time.

         "General Partner" means the person serving as such under the Partnership Agreement, which, on the date hereof, is Valero GP, Inc., a Delaware corporation.

         "Global Security" means a Security in global form that evidences all or part of a series of Securities and is authenticated and delivered to, and registered in the name of, the Depositary for the Securities of such series or its nominee.

         "Guarantee" has the meaning specified in Section 1401.

         "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Guarantor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean or include each Person who is then a Guarantor hereunder.

         "Guarantor Senior Debt" of the Guarantor, unless otherwise provided with respect to the Securities of a series as contemplated by Section 301, means
(1) all Debt of the Guarantor, whether currently outstanding or hereafter issued, unless, by the terms of the instrument creating or evidencing such Debt, it is provided that such Debt is not superior in right of payment to the Securities or to other Debt which is pari passu with or subordinated to the Securities, and (2) any modifications, refunding, deferrals, renewals or extensions of any such Debt or securities, notes or other evidence of Debt issued in exchange for such Debt; provided that in no event shall "Guarantor Senior Debt" include (a) Debt of the Guarantor owed or owing to any Subsidiary of the Guarantor or any officer, director or employee of the Guarantor or any Subsidiary of the Guarantor, (b) Debt to trade creditors or (c) any liability for taxes owed or owing by the Guarantor.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" also shall include the terms of particular series of Securities established as contemplated by Section 301.

         "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Issue Date" means, with respect to any series of Debt Securities issued under this Indenture, the date on which Debt Securities of that series are initially issued.

         "mandatory sinking fund payment" has the meaning specified in
Section 1201.

         "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Notice of Default" means a written notice of the kind specified in
Section 501(3).

         "Officers' Certificate" means a certificate signed by any two officers of the General Partner (or if the Partnership shall change its form of entity to other than a limited partnership, by Persons or officers, members, agents and the like positions comparable to those of the foregoing nature, as applicable), and delivered to the Trustee. One of the officers or such other Persons (as applicable) signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the General Partner (or if the Partnership shall change its form of entity to other than a limited partnership, by Persons or officers, members, agents and the like positions comparable to those of the foregoing nature, as applicable).

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Partnership, the Guarantor, the General Partner or an Affiliate of the General Partner.

         "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

         "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Partnership) in trust or set aside and segregated in trust by the Partnership (if the Partnership shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (3) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Partnership; and

                  (4) Securities, except to the extent provided in Sections 1302 and 1303, with respect to which the Partnership has effected defeasance or covenant defeasance as provided in Article XIII which continues in effect;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (A) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof on such date pursuant to Section 502, (B) the principal amount of a Security denominated in one or more currencies or currency units other than U.S. dollars shall be the U.S. dollar equivalent of such currencies or currency units, determined in the manner provided as contemplated by Section 301 on the date of original issuance of such Security or by Section 115, if not otherwise so provided pursuant to Section 301, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent (as so determined) on the date of original issuance of such Security, of the amount determined as provided in clause (A) above) of such Security, and (C) Securities owned by the Partnership, the Guarantor or any other obligor upon the Securities or any Affiliate of the Partnership or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned as described in clause (C) of the immediately preceding sentence which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Partnership, the Guarantor or any other obligor upon the Securities or any Affiliate of the Partnership or of such other obligor.

         "Partnership" means the Person named as the "Partnership" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Partnership" shall mean such successor Person.

         "Partnership Agreement" means the Agreement of Limited Partnership of the Partnership as in effect from time to time.

         "Partnership Request" or "Partnership Order" means a written request or order delivered to the Trustee and signed in the name of the Partnership by any two officers of the General Partner, or if the Partnership shall change its form of entity to other than a limited partnership, by Persons or officers, members, agents and the like positions comparable to those of the foregoing nature, as applicable.

         "Paying Agent" means any Person authorized by the Partnership to pay the principal of and any premium or interest on any Securities on behalf of the Partnership.

         "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Stated Maturity or Stated Maturities thereof, the original issue date or dates thereof, the redemption provisions, if any, with respect thereto, and any other terms specified as contemplated by
Section 301 with respect thereto, are to be determined by the Partnership upon the issuance of such Securities.

         "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, other entity, unincorporated organization or government, or any agency or political subdivision thereof.

         "Place of Payment," when used with respect to the Securities of any series, means, unless otherwise specifically provided for with respect to such series as contemplated by Section 301, the office or agency of the Partnership in The City of New York and such other place or places where, subject to the provisions of Section 1002, the principal of and any premium and interest on the Securities of that series are payable as contemplated by Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same Debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Responsible Officer," when used with respect to the Trustee, means any officer of the Trustee within the corporate trust department, including any Vice President, assistant secretary, assistant treasurer, trust officer or assistant trust officer assigned to the Corporate Trust Office, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject, and who shall have direct responsibility for the administration of this Indenture.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Debt" of the Partnership, unless otherwise provided with respect to the Securities of a series as contemplated by Section 301, means (1) all Debt of the Partnership, whether currently outstanding or hereafter issued, unless, by the terms of the instrument creating or evidencing such Debt, it is provided that such Debt is not superior in right of payment to the Securities or to other Debt which is pari passu with or subordinated to the Securities, and
(2) any modifications, refunding, deferrals, renewals or extensions of any such Debt or securities, notes or other evidence of Debt issued in exchange for such Debt; provided that in no event shall "Senior Debt" include (a) Debt of the Partnership owed or owing to any Subsidiary of the Partnership or any officer, director or employee of the Partnership or any Subsidiary of the Partnership,
(b) Debt to trade creditors or (c) any liability for taxes owed or owing by the Partnership.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" of any Person means (i) any partnership of which more than 50% of the Capital Interests (considering all partners' Capital Interests as a single class) is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or combination thereof, or (ii) any corporation, association or other business entity of which more than 50% of the total voting power of the Capital Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or combination thereof.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as otherwise provided in Section 905; provided, however, that if the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean each Trustee with respect to Securities of that series.

         "U.S. Government Obligations" means securities which are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, each of which are not callable or redeemable at the option of the issuer thereof.

         "Vice President," when used with respect to the Partnership, means any vice president of the General Partner, or when used with respect to the Trustee, means any vice president of the Trustee.

SECTION 102. Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

         "commission" means the Commission.

         "indenture securities" means the Securities.

         "indenture security holder" means a Holder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Partnership, the Guarantor or any other obligor on the indenture securities.

         All terms used in this Indenture that are defined by the Trust Indenture Act, defined by a Trust Indenture Act reference to another statute or defined by a Commission rule under the Trust Indenture Act have the meanings so assigned to them.

SECTION 103. Compliance Certificates and Opinions.

         Upon any application or request by the Partnership to the Trustee to take any action under any provision of this Indenture, the Partnership shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished except as required under
Section 314(c) of the Trust Indenture Act.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 104. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Partnership or the General Partner may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Partnership or the General Partner stating that the information with respect to such factual matters is in the possession of the Partnership or the General Partner, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 105. Acts of Holders; Record Dates.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed (either physically or by means of a facsimile or an electronic transmission, provided that such electronic transmission is transmitted through the facilities of a Depositary) by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered (either physically or by means of a facsimile or an electronic transmission, provided that such electronic transmission is transmitted through the facilities of a Depositary) to the Trustee and, where it is hereby expressly required, to the Partnership. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Partnership, if made in the manner provided in this Section 105.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         The ownership, principal amount and serial numbers of Securities held by any Person, and the date of commencement of such Person's holding the same, shall be proved by the Security Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Partnership in reliance thereon, regardless of whether notation of such action is made upon such Security.

         Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

         The Partnership may set any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities of such series, but the Partnership shall have no obligation to do so. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, regardless of whether such Holders remain Holders after such record date.

SECTION 106. Notices, Etc., to Trustee, Partnership or Guarantor.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder, the Guarantor or by the Partnership shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be via facsimile) to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

                  (2) the Partnership by the Trustee, the Guarantor or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Partnership addressed to it at the address of its principal office specified in the first paragraph of this instrument to the attention of the Corporate Secretary, or at any other address previously furnished in writing to the Trustee by the Partnership; or

                  (3) the Guarantor by the Partnership, the Trustee or by any Holder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Guarantor addressed to:
         Valero L.P., One Valero Place, San Antonio, Texas 78212, Attention:
         Corporate Secretary, or at any other address previously furnished in writing to the Trustee by the Guarantor.

SECTION 107. Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid (if international mail, by air mail), to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 108. Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

SECTION 109. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 110. Successors and Assigns.

         All covenants and agreements in this Indenture by the Partnership shall bind its successors and assigns, whether so expressed or not.

SECTION 111. Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 112. Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 113. Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 114. Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series that specifically states that such provision shall apply in lieu of this Section 114)) payment of interest or principal (and any premium) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 115. Securities in a Composite Currency, Currency Unit or Foreign
             Currency.

         Unless otherwise specified in an Officer's Certificate delivered pursuant to Section 301 of this Indenture with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of all series or all series affected by a particular action at the time Outstanding and, at such time, there are Outstanding Securities of any series which are denominated in a coin, currency or currencies other than Dollars (including, but not limited to, any composite currency, currency units or Foreign Currency), then the principal amount of Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this Section 115, the term "Market Exchange Rate" shall mean the noon Dollar buying rate in The City of New York for cable transfers of such currency or currencies as published by the Federal Reserve Bank of New York, as of the most recent available date. If such Market Exchange Rate is not so available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations or rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question, which for purposes of euros shall be Brussels, Belgium, or such other quotations or rates of exchange as the Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a series denominated in a currency other than Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture.

         All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Issuer and all Holders.

SECTION 116. Judgment Currency.

         The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the Banking Day next preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture.

SECTION 117. Language of Notices, Etc.

         Any request, demand, authorization, direction, notice, consent, waiver or Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

SECTION 118. Non-Recourse to the General Partner; No Personal Liability of
             Officers, Directors, Employees or Partners.

         Obligations of the Partnership and the Guarantor under this Indenture and the Securities hereunder are non-recourse to the General Partner, and its Affiliates (other than the Partnership and the Guarantor), and payable only out of cash flow and assets of the Partnership or the Guarantor, as the case may be. The Trustee, and each Holder of a Security by its acceptance thereof, will be deemed to have agreed in this Indenture that (1) neither the General Partner nor its assets (nor any of its Affiliates other than the Partnership and the Guarantor, nor their respective assets) shall be liable for any of the obligations of the Partnership and the Guarantor under this Indenture or such Securities, and (2) no director, officer, employee, stockholder or unitholder, as such, of the Partnership, the Guarantor, the Trustee, the General Partners or any Affiliate of any of the foregoing entities shall have any personal liability in respect of the obligations of the Partnership and the Guarantor under this Indenture or such Securities by reason of his, her or its status.

                                   ARTICLE II

                                 SECURITY FORMS

SECTION 201. Forms Generally.

         The Securities of each series and any notations thereon relating to the Guarantees shall be in substantially the form set forth in this Article II, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or automated quotation system on which the Securities of such series may be listed or traded or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by an authorized officer or other authorized Person on behalf of the Partnership and delivered to the Trustee at or prior to the delivery of the Partnership Order contemplated by Section 303 for the authentication and delivery of such Securities.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         The forms of Global Securities of any series shall have such provisions and legends as are customary for Securities of such series in global form, including without limitation any legend required by the Depositary for the Securities of such series.

SECTION 202. Form of Face of Security.

         [If the Security is an Original Issue Discount Security, insert-FOR PURPOSES OF SECTION 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS
AMENDED, THE AMOUNT OF THE ORIGINAL ISSUE DISCOUNT IS . . . . . . . ., THE ISSUE
DATE IS . . . . . ., 20. . . [AND] [,] THE YIELD TO MATURITY IS . . . . . . . .
[,] [AND THE ORIGINAL ISSUE DISCOUNT FOR THE SHORT ACCRUAL PERIOD IS . . . . . .
.. . AND THE METHOD USED TO DETERMINE THE YIELD THEREFOR IS . . . . .]]

         [Insert any other legend required by the United States Internal Revenue Code and the regulations thereunder.]

         [If a Global Security, insert legend required by Section 204 of the Indenture.]

         [If applicable, insert -- UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE PARTNERSHIP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS

REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        VALERO LOGISTICS OPERATIONS, L.P.

                               [TITLE OF SECURITY]

No. __________                                                  U.S. $__________

[CUSIP No. [__________]]

         VALERO LOGISTICS OPERATIONS, L.P., a Delaware limited partnership (herein called the "Partnership," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________, or registered assigns, the principal sum of _____________ United States Dollars on _______________ [if the Security is to bear interest prior to Maturity, insert --, and to pay interest thereon from ______________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ________ __ and ________ __ in each year, commencing ________ __, ____, at the rate of ___% per annum, until the principal hereof is paid or made available for payment [if applicable, insert --, and at the rate of ___% per annum on any overdue principal and premium and on any overdue installment of interest]. [If applicable, insert -- The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the days elapsed in any partial month. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean, when used with respect to any Place of Payment, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law, executive order or regulation to close.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ________ __ or ________ __ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in such Indenture].

         [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

         [If a Global Security, insert -- Payment of the principal of [(and premium, if any)] and [if applicable, insert -- any such] interest on this Security will be made by transfer of immediately available funds to a bank account in _______________ designated by the Holder in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [state other currency].]

         [If a Definitive Security, insert -- Payment of the principal of [(and premium, if any)] and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Partnership maintained for that purpose in _______________, [in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts] [state other currency] [or subject to any laws or regulations applicable thereto and to the right of the Partnership (as provided in the Indenture) to rescind the designation of any such Paying Agent, at the [main] offices of _______________ in _______________ and _______________ in
_______________, or at such other offices or agencies as the Partnership may designate, by [United States Dollar] [state other currency] check drawn on, or transfer to a [United States Dollar] account maintained by the payee with, a bank in The City of New York (so long as the applicable Paying Agent has received proper transfer instructions in writing at least [__] days prior to the payment date)] [if applicable, insert -- ; provided, however, that payment of interest may be made at the option of the Partnership by [United States Dollar] [state other currency] check mailed to the addresses of the Persons entitled thereto as such addresses shall appear in the Security Register] [or by transfer to a [United States Dollar] [state other currency] account maintained by the payee with a bank in The City of New York [state other Place of Payment] (so long as the applicable Paying Agent has received proper transfer instructions in writing by the Record Date prior to the applicable Interest Payment Date)].]

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed.

Dated: ______________
                                             VALERO LOGISTICS OPERATIONS, L.P.,

                                             By: Valero GP, Inc.
                                                 Its General Partner

                                                 By:
                                                    ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

SECTION 203. Form of Reverse of Security.

         This Security is one of a duly authorized issue of senior securities of the Partnership (herein called the "Securities"), issued and to be issued in one or more series under an Indenture dated as of [________] [__], [____] (the "Indenture"), among the Partnership, the Guarantor (defined below) and The Bank of New York, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Partnership, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Security is one of the series designated on the face hereof [if applicable, insert --, limited in aggregate principal amount to U.S.$______].

         This Security is the subordinated unsecured obligation of the Partnership and is guaranteed pursuant to a guarantee (the "Guarantee") by Valero L.P., a Delaware limited partnership (the "Guarantor"). The Guarantee is the subordinated unsecured obligation of the Guarantor.

         [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, [if applicable, insert -- (1) on ________________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and
(2)] at any time [if applicable, insert -- on or after ________, ________], as a whole or in part, at the election of the Partnership, at the following Redemption Prices

(expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on or before ______________, ___%, and if redeemed] during the 12-month period beginning of the years indicated,

         Year          Redemption Price          Year          Redemption Price


and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, (1) on ________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert -- on or after ___________], as a whole or in part, at the election of the Partnership, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ____________ of the years indicated,

                                                         REDEMPTION PRICE FOR
                       REDEMPTION PRICE FOR            REDEMPTION OTHERWISE THAN
                   REDEMPTION THROUGH OPERATION         THROUGH OPERATION OF THE
      YEAR             OF THE SINKING FUND                    SINKING FUND
      ----         ----------------------------        -------------------------



and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert -- The sinking fund for this series provides for the redemption in each year beginning with the year ____ and ending with the year ____ of [if applicable, -- not less than $_____ ("mandatory sinking fund") and not more than] $_____ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Partnership otherwise than through [if applicable, -- mandatory] sinking fund payments may be credited against subsequent [if applicable, -- mandatory] sinking fund payments otherwise required to be made [if applicable, -- in the inverse order in which they become due].]

         [If the Security is subject to redemption in part of any kind, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         [If applicable, insert -- The Securities of this series are not redeemable prior to Stated Maturity.]

         [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (1) of the amount of principal so declared due and payable, and (2) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Partnership's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Partnership and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Partnership and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Partnership or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, regardless of whether notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or [any premium or] interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay the principal of and [any premium and] interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.

         [If a Global Security, insert -- This Global Security or portion hereof may not be exchanged for Definitive Securities of this series except in the limited circumstances provided in the Indenture.

         The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders thereof for any purpose under the Indenture.]

         [If a Definitive Security, insert -- As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Partnership in [if applicable, insert -- any place where the principal of and any premium and interest on this Security are payable] [if applicable, insert -- The City of New York [, or, subject to any laws or regulations applicable thereto and to the right of the Partnership (limited as provided in the Indenture) to rescind the designation of any such transfer agent, at the [main] offices of _______________ ____________ in __________________ and _________________ in ______________ or at
such other offices or agencies as the Partnership may designate]], duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Partnership and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.]

         The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$ [state other currency] and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Partnership, the Trustee and any agent of the Partnership or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, regardless of whether this Security is overdue, and neither the Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Security is subordinated in right of payment to Senior Debt and the Guarantee is subordinated in right of payment to Guarantor Senior Debt, to the extent provided in the Indenture.

         Obligations of the Partnership under the Indenture and the Securities thereunder, including this Security, are non-recourse to Valero GP, Inc. (the "General Partner") and its Affiliates (other than the Partnership and the Guarantor), and payable only out of cash flow and assets of the Partnership or the Guarantor. The Trustee, and each Holder of a Security by its acceptance hereof, will be deemed to have agreed in the Indenture that (1) neither the General Partner nor its assets (nor any of its Affiliates other than the Partnership and the Guarantor, nor their respective assets) shall be liable for any of the obligations of the Partnership or the Guarantor under the Indenture or such Securities, including this Security, and (2) no director, officer, employee, stockholder or unitholder, as such, of the Partnership, the Guarantor, the Trustee, the General Partner or any Affiliate of any of the foregoing entities shall have any personal liability in respect of the obligations of the Partnership or the Guarantor under the Indenture or such Securities by reason of his, her or its status.

         The Indenture provides that the Partnership and the Guarantor (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations described in the Indenture), or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Partnership or the Guarantor deposits, in trust, with the Trustee money or U.S. Government Obligations (or a combination thereof) which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the Securities, but such money need not be segregated from other funds except to the extent required by law.

         This Security shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         [If a Definitive Security, insert as a separate page --

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________ ___________________ (Please Print or Typewrite
Name and Address of Assignee) the within instrument of VALERO LOGISTICS OPERATIONS, L.P. and does hereby irrevocably constitute and appoint ________________________ Attorney to transfer said instrument on the books of the within-named Partnership, with full power of substitution in the premises.

Please Insert Social Security or Other Identifying Number of Assignee:



Dated:                               (Signature):
      --------------------------

Signature                                                             Guarantee:

--------------------------------------------------------------------------------
                     (Participant in a Recognized Signature
                           Guaranty Medallion Program)

         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.]

                          FORM OF NOTATION ON SECURITY
                              RELATING TO GUARANTEE

         The Guarantor (which term includes any successor Person in such capacity under the Indenture), has fully, unconditionally and absolutely guaranteed on a subordinated basis, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Partnership.

         The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in Article XIV of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

                                           Guarantor:

                                           VALERO L.P.

                                           By: Riverwalk Logistics, L.P.,
                                               Its General Partner

                                               By: Valero GP, LLC,
                                                   Its General Partner

                                                   By:
                                                      --------------------------
SECTION 204. Global Securities.

         Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS

         REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

         If Securities of a series are issuable in whole or in part in the form of one or more Global Securities, as specified as contemplated by Section 301, then, notwithstanding clause (9) of Section 301 and the provisions of Section 302, any Global Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased, as the case may be, to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any reduction or increase in the amount, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in a Partnership Order. Subject to the provisions of Sections 303, 304 and 305, the Trustee shall deliver and redeliver any Global Security in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Partnership Order. Any instructions by the Partnership with respect to endorsement or delivery or redelivery of a Global Security shall be in a Partnership Order (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel).

         The provisions of the last sentence of Section 303 shall apply to any Security represented by a Global Security if such Security was never issued and sold by the Partnership and the Partnership delivers to the Trustee the Global Security together with a Partnership Order (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction or increase, as the case may be, in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

SECTION 205. Form of Trustee's Certificate of Authentication.

         The Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                             -----------------------------------
                                             The Bank of New York, as Trustee

                                             By:
                                                --------------------------------
                                                      Authorized Signatory

                                             Dated:
                                                   -----------------------------

                                  ARTICLE III

                                 THE SECURITIES

SECTION 301. Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1) the title of the Securities of the series including CUSIP numbers (which shall distinguish the Securities of the series from all other Securities and which may be a part of a series of Securities previously issued);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                  (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (4) the date or dates on which the principal of the Securities of the series is payable or the method of determination thereof;

                  (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the formula, method or provision pursuant to which such rate or rates are determined, the date or dates from which such interest shall accrue, or the method of determination thereof, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

                  (6) the place or places where, subject to the provisions of
         Section 1002, the principal of and any premium and interest on Securities of the series shall be payable, Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices, and demands to or upon the Partnership in respect of the Securities of the series and this Indenture may be served;

                  (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Partnership;

                  (8) the obligation, if any, of the Partnership to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (10) whether payment of principal of and premium, if any, and interest, if any, on the Securities of the series shall be without deduction for taxes, assessments or governmental charges paid by Holders of the series;

                  (11) if other than the principal amount thereof, the portion of the principal amount which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                  (12) if other than the currency of the United States of America, the currency or currencies, including composite currencies, currency units or Foreign Currency, in which payment of the principal of and any premium and interest on the Securities of the series shall be payable, and, if other than as specified in Section 115, the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the determination of "Outstanding" in
         Section 101;

                  (13) if the amount of payments of principal of and any premium or interest on any Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

                  (14) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Partnership or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

                  (15) the right, if any, of the Partnership to defer payments of interest by extending the interest payment periods and the duration of such extension, the

         Interest Payment Dates on which such interest shall be payable and whether and under what circumstances additional interest on amounts deferred shall be payable;

                  (16) if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in Section 305 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

                  (17) any deletions from, modifications of or additions to the Events of Default set forth in Section 501 or the covenants of the Partnership set forth in Article X with respect to the Securities of such series;

                  (18) whether and under which circumstances the Partnership will pay additional amounts on the Securities of the series held by a Person who is not a U.S. person in respect of any tax, assessment or governmental charge withheld or deducted, and, if so, whether the Partnership will have the option to redeem the Securities of the series rather than pay such additional amounts;

                  (19) if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

                  (20) if the Securities of the series are convertible into or exchangeable for any other security or property of the Partnership, including, without limitation, securities of another Person held by the Partnership or its Affiliates and, if so, the terms thereof;

                  (21) if other than as provided in Sections 1302 and 1303, the means of defeasance or covenant defeasance as may be specified for the Securities of the series;

                  (22) if other than the Trustee, the identity of the Security Registrar and any Paying Agent; and

                  (23) any other terms of the Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

         All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for increases in the aggregate principal amount of such series of Securities and issuances of additional Securities of such series or for the establishment of additional terms with respect to the Securities of such series.

         If any of the terms of the series are established by action taken by or pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by an authorized officer or other authorized person of the General Partner on behalf of the Partnership and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the series.

         With respect to Securities of a series subject to a Periodic Offering, such Board Resolution or Officers' Certificate may provide general terms for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Partnership Order, or that such terms shall be determined by the Partnership, or one or more of the Partnership's agents designated in an Officers' Certificate, in accordance with a Partnership Order.

SECTION 302. Denominations.

         The Securities of each series shall be issuable only in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303. Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Partnership by the Chief Executive Officer, Chief Financial Officer, President or any Vice President of the General Partner and need not be attested. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the General Partner shall bind the Partnership, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Partnership may deliver Securities of any series executed by the Partnership to the Trustee for authentication, together with a Partnership Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Partnership Order shall authenticate and deliver such Securities; provided, however, that in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Partnership or its duly authorized agents, thereafter promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Partnership Order delivered to the Trustee prior to the time of the first authentication of Securities of such series. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive such documents as it may reasonably request. The Trustee shall also be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (1) if the form or forms of such Securities has been established in or pursuant to a Board Resolution as permitted by
         Section 201, that each such form has been established in conformity with the provisions of this Indenture;

                  (2) if the terms of such Securities have been, or in the case of Securities of a series offered in a Periodic Offering, will be, established in or pursuant to a Board Resolution as permitted by
         Section 301, that such terms have been, or in the case of Securities of a series offered in a Periodic Offering, will be, established in conformity with the provisions of this Indenture, subject, in the case of Securities of a series offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel; and

                  (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Partnership in the manner and subject to any conditions and assumptions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Partnership enforceable in accordance with their terms, subject to the following limitations: (i) bankruptcy, insolvency, moratorium, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights, or to general equity principles,
         (ii) the availability of equitable remedies being subject to the discretion of the court to which application therefor is made; (iii) with reference to Securities stated to be payable in a currency other than Dollars said counsel may note that (x) a New York statute provides that a judgment rendered by a court of the State of New York in respect of an obligation denominated in any such other currency would be rendered in such other currency and would be converted into Dollars at the rate of exchange prevailing on the date of entry of the judgment, and (y) a judgment rendered by a Federal court sitting in the State of New York in respect of an obligation denominated in any such other currency may be expressed in Dollars, but said counsel need express no opinion as to the rate of exchange such Federal court would apply; and
         (iv) such other usual and customary matters as shall be specified in such Opinion of Counsel.

         If such form or forms or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Partnership Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         With respect to Securities of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Partnership of any of such Securities, the form or forms and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Sections 201 and 301 and this Section 303, as applicable, in connection with the first authentication of Securities of such series.

         Each Security shall be dated as of the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Partnership, and the Partnership shall deliver such Security to the Trustee for cancellation as provided in Section 309 for all purposes of this Indenture, such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304. Temporary Securities.

         Pending the preparation of Definitive Securities of any series, the Partnership may execute, and upon Partnership Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Partnership will cause Definitive Securities of that series to be prepared without unreasonable delay. After the preparation of Definitive Securities of such series, the temporary Securities of such series shall be exchangeable for Definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Partnership maintained pursuant to Section 1002 for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Partnership shall execute and the Trustee shall authenticate and deliver in exchange therefor Definitive Securities of the same series and tenor, of any authorized denominations and of a like aggregate principal amount. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities of such series and tenor.

SECTION 305. Registration, Registration of Transfer and Exchange.

         The Partnership shall cause to be kept at the office or agency of the Partnership in the Borough of Manhattan, the City of New York (or in any other office or agency of the Partnership in a Place of Payment required by Section
1002) a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Partnership shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed as the initial "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided and its corporate trust office which, at the date hereof, is located at 5 Penn Plaza, 13th Floor, New York, New York 10001, as the initial office or agency in the Borough of Manhattan, The City of New York where the Security Register will be maintained. The Partnership may at any time replace such Security Registrar, change such office or agency or act as its own Security Registrar. The Partnership will give prompt written notice to the Trustee of any change of the Security Registrar or of the location of such office or agency.

         Upon surrender for registration of transfer of any Security of any series at the office or agency of the Partnership maintained pursuant to Section 1002 for such purpose, the Partnership shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and tenor, of any authorized denominations and of a like aggregate principal amount.

         At the option of the Holder, Securities of any series (except a Global Security) may be exchanged for other Securities of the same series and tenor, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Partnership shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Partnership, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Partnership or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Partnership and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be imposed for any registration of transfer or exchange of Securities, but the Partnership may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

         Neither the Trustee nor the Partnership shall be required (1) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of Securities of that series selected for redemption under
Section 1103 and ending at the close of business on the day of such mailing, or
(2) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         Notwithstanding any other provisions of this Indenture and except as otherwise specified with respect to any particular series of Securities as contemplated by Section 301, a Global Security representing all or a portion of the Securities of a series may not be transferred, except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary. Every Security authenticated and delivered upon registration or transfer of or in exchange for or in lieu of, a Global Security shall be a Global Security except as provided in the two paragraphs immediately following.

         If at any time the Depositary for any Securities of a series represented by one or more Global Securities notifies the Partnership that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible to continue as Depositary under Section 101 or ceases to be a clearing agency registered under the Exchange Act, the Partnership shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Partnership within 90 days after the Partnership receives such notice or becomes aware of such ineligibility, the Partnership's election pursuant to Section 301 that such Securities be represented by one or more Global Securities shall no longer be effective and the Partnership will execute, and the Trustee, upon receipt of a Partnership Order for the authentication and delivery of Definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities registered in the names of such Persons as the Depository shall direct.

         The Partnership may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Partnership will execute, and the Trustee, upon receipt of a Partnership Order for the authentication and delivery of the Definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities registered in the names of such Persons as the Depository shall direct.

         If specified by the Partnership pursuant to Section 301 with respect to Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities of the same series and tenor in definitive registered form on such terms as are acceptable to the Partnership and such Depositary. Thereupon, the Partnership shall execute, and the Trustee, upon receipt of a Partnership Order for the authentication and delivery of Securities in definitive registered form, shall authenticate and deliver, without service charge,

                  (1) to the Person specified by such Depositary a new Security or Securities of the same series and tenor, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

                  (2) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (1) above.

         Every Person who takes or holds any beneficial interest in a Global Security agrees that:

                           (a) the Partnership and the Trustee may deal with the
                  Depositary as sole owner of the Global Security and as the authorized representative of such Person;

                           (b) such Person's rights in the Global Security shall
                  be exercised only through the Depositary and shall be limited to those established by law and agreement between such Person and the Depositary and/or direct and indirect participants of the Depositary;

                           (c) the Depositary and its participants may make
                  book-entry transfers of beneficial ownership among, and receive and transmit distributions of principal and interest on the Global Securities to, such Persons in accordance with their own procedures; and

                           (d) none of the Partnership, the Trustee nor any
                  agent of the Partnership or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, together with such security or indemnity as may be required by the Partnership, the Guarantor or the Trustee to save each of them and any agent of either of them harmless, the Partnership shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security, with an endorsement of the Guarantee executed by the Guarantor, of the same series and of like tenor and principal amount and bearing a number not contemporaneously Outstanding.

         If there shall be delivered to the Partnership, the Guarantor and the Trustee (1) evidence to their satisfaction of the destruction, loss or theft of any Security and (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Partnership, the Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Partnership shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security, with an endorsement of the Guarantee executed by the Guarantor, of the same series and of like tenor and principal amount and bearing a number not contemporaneously Outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Partnership in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section 306, the Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Every new Security of any series issued pursuant to this Section 306 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Partnership and the Guarantor, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section 306 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. Payment of Interest; Interest Rights Preserved.

         Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Partnership, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Partnership may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Partnership shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Partnership shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Partnership of such Special

         Record Date and, in the name and at the expense of the Partnership, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Partnership may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which such Securities may be listed or traded, and upon such notice as may be required by such exchange, if, after notice given by the Partnership to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section 307 and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308. Persons Deemed Owners.

         Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, prior to due presentment of a Security for registration of transfer, the Partnership, the Guarantor, the Trustee and any agent of the Partnership, the Guarantor, or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Sections 305 and 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Partnership, the Guarantor, the Trustee nor any agent of the Partnership, the Guarantor, or the Trustee shall be affected by notice to the contrary.

         No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Partnership, the Guarantor, the Trustee and any agent of the Partnership, the Guarantor, or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Partnership, the Guarantor, the Trustee nor any agent of the Partnership, the Guarantor, or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 309. Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the

Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Partnership or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Partnership or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Partnership has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 309, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its customary practices, and the Trustee shall thereafter deliver to the Partnership a certificate with respect to such disposition.

SECTION 310. Computation of Interest.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months and interest on the Securities of each series for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the number of days elapsed in any partial month.

SECTION 311. CUSIP Numbers.

         The Partnership in issuing the Securities may use "CUSIP" numbers (if then generally in use, and in addition to the other identification numbers printed on the Securities), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such "CUSIP" numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such "CUSIP" numbers. The Partnership shall promptly notify the Trustee of any change in the CUSIP numbers.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 401. Satisfaction and Discharge of Indenture.

         This Indenture shall upon Partnership Request cease to be of further effect with respect to Securities of any series (except as to any surviving rights of registration of transfer or exchange of such Securities herein expressly provided for), and the Trustee, at the expense of the Partnership, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities, when

                  (1) either

                           (a) all such Securities theretofore authenticated and
                  delivered (other than (i) such Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and (ii) such Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Partnership and thereafter repaid to the Partnership or discharged from such trust, as provided in
                  Section 1003) have been delivered to the Trustee for cancellation; or

                           (b) all such Securities not theretofore delivered to
                  the Trustee for cancellation

                                    (i) have become due and payable,

                                    (ii) will become due and payable at their
                           Stated Maturity within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Partnership,

and the Partnership or the Guarantor in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for this purpose an amount of money in the currency or currency units in which such Securities are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (1) the Partnership has paid or caused to be paid all other sums payable hereunder by the Partnership with respect to such Securities; and

                  (2) the Partnership has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture with respect to Securities of any series, (x) the obligations of the Partnership to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and the right of the Trustee to resign under Section 610 shall survive, and (y) if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section 401, the obligations of the Partnership and/or the Trustee under Sections 402, 606, 701 and 1002 and the last paragraph of Section 1003 shall survive such satisfaction and discharge.

SECTION 402. Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any

Paying Agent (including the Partnership acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE V

                                    REMEDIES

SECTION 501. Events of Default.

         "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days (whether or not such payment is prohibited by the provisions of Article XV); or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity (whether or not such payment is prohibited by the provisions of Article XV); or

                  (3) default in the performance, or breach, of any term, covenant or warranty of the Partnership in this Indenture (other than a term, covenant or warranty a default in whose performance or whose breach is elsewhere in this Section 501 specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Partnership by the Trustee or to the Partnership and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (4) failure to pay any Debt of the Partnership in excess of $25 million whether at final maturity (after the expiration of any applicable grace periods) or upon acceleration of the maturity thereof, if such indebtedness is not discharged, or such acceleration is not annulled, within 10 days after there has been given, by registered or certified mail, to the Partnership by the Trustee or to the Partnership and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) the Partnership pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case, (B) consents to the entry of any order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (D) makes a general assignment for the benefit of its creditors; or

                  (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Partnership in an involuntary case, (B) appoints a Custodian of the Partnership or for all or substantially all of its property, or (C) orders the liquidation of the Partnership; and the order or decree remains unstayed and in effect for 60 days; or

                  (7) any other Event of Default provided with respect to Securities of that series in accordance with Section 301.

SECTION 502. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof), and accrued but unpaid interest, if any, on all of the Securities of that series to be due and payable immediately, by a notice in writing to the Partnership (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default specified in clause (5) or (6) of Section 501 occurs, the Securities of any series at the time Outstanding shall be due and payable immediately without further action or notice.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Partnership and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Partnership or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay:

                           (a) all overdue interest on all Securities of that
                  series,

                           (b) the principal of (and premium, if any, on) any
                  Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                           (c) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                           (d) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

         No such rescission shall affect any subsequent Default or impair any right consequent thereon.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Partnership covenants that if

                  (1) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days (whether or not such payment is prohibited by the provisions of Article XV), or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof (whether or not such payment is prohibited by the provisions of Article XV), the Partnership will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Partnership fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Partnership or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Partnership or any other obligor upon such Securities, wherever situated.

         Subject to Article XV, if an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the

Partnership or any other obligor upon the Securities, their property or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Partnership for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST:   To the payment of all amounts due the Trustee under Section
                  607;

         SECOND: Subject to Article XV, to the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

         THIRD:   The balance, if any, to the Partnership.

SECTION 507. Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture (including the Guarantee), or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered and, if requested, provided to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer and, if requested, provision of security or indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and
             Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Sections 305 and 307) interest on such Security on the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the

Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Partnership, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. Control by Holders.

         The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                  (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall determine that the proceeding so directed would involve the Trustee in personal liability.

SECTION 513. Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except:

                  (1) a continuing default in the payment of the principal of or any premium or interest on any Security of such series, or

                  (2) a default in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant, other than the Trustee, in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 514 shall not apply to any suit instituted by the Partnership, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, or premium, if any, or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515. Waiver of Usury, Stay or Extension Laws.

         Each of the Partnership and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Partnership and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 601. Certain Duties and Responsibilities.

                  (a) Except during the continuance of an Event of Default,

                           (1) the Trustee undertakes to perform such duties and
                  only such duties as are specifically set forth in this Indenture and as are provided by the Trust Indenture Act, and, except for implied covenants or obligations under the Trust Indenture Act, no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                           (1) this Subsection shall not be construed to limit
                  the effect of Subsection (a) of this Section 601;

                           (2) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (3) the Trustee shall not be liable with respect to
                  any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, given pursuant to Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                           (4) no provision of this Indenture shall require the
                  Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 601.

SECTION 602. Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of or any premium or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and, provided, further, that in the case of any Default of the character specified in Section 501(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

SECTION 603. Certain Rights of Trustee.

         Subject to the provisions of Section 601:

                  (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Partnership mentioned herein shall be sufficiently evidenced by a Partnership Request or Partnership Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 303, which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) shall be entitled to receive and may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Partnership, personally or by agent or attorney at the expense of the Partnership and shall incur no liability of any kind by reason of such inquiry or investigation;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder and shall not be responsible for the supervision of officers and employees of such agents or attorneys;

                  (h) the Trustee may request that the Partnership deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

                  (i) the Trustee shall be entitled to the rights and protections afforded to the Trustee pursuant to this Article in acting as a Paying Agent or Security Registrar hereunder.

SECTION 604. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Partnership, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. Neither the Trustee nor any Authenticating Agent makes any representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Partnership of Securities or the proceeds thereof.

SECTION 605. May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Partnership, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act and Sections 608, 609 and 613 hereof, may otherwise deal with the Partnership with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606. Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Partnership.

SECTION 607. Compensation and Reimbursement.

         The Partnership agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as shall be determined to have been caused by its own negligence or bad faith; and

                  (3) to indemnify each of the Trustee and its officers, directors, agents and employees for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Partnership under this Section 607 the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

         Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or Section 501(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services of the Trustee are intended to constitute expenses of administration under any applicable Bankruptcy Law.

         The provisions of this Section 607 shall survive the satisfaction and discharge of this Indenture, the resignation or removal of the Trustee and the defeasance of the Securities.

SECTION 608. Disqualification; Conflicting Interests.

         Reference is made to Section 310(b) of the Trust Indenture Act. There shall be excluded from the operation of Section 310(b)(1) of the Trust Indenture Act this Indenture with respect to the Securities of more than one series.

SECTION 609. Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus required by the Trust Indenture Act, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 609, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall not be an obligor upon the Securities or an Affiliate thereof. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 609, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610. Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Partnership. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Partnership any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Partnership.

                  (d) If at any time:

                           (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Partnership or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                           (2) the Trustee shall cease to be eligible under
         Section 609 and shall fail to resign after written request therefor by the Partnership or by any such Holder, or

                           (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Partnership by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to
         Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Partnership, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Partnership and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Partnership. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Partnership or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Partnership shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 107. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611. Acceptance of Appointment by Successor.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Partnership and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Partnership or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Partnership, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
         (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Partnership or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Partnership shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this
         Section 611, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article and the Trust Indenture Act.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. Preferential Collection of Claims Against Partnership.

         Reference is made to Section 311 of the Trust Indenture Act. For purposes of Section 311(b) of the Trust Indenture Act,

                  (1) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                  (2) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Partnership for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Partnership arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 614. Appointment of Authenticating Agent.

         The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an

Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Partnership and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 614, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 614, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this
Section 614.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 614, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Partnership. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Partnership. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 614, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Partnership and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 614.

         Except with respect to an Authenticating Agent appointed at the request of the Partnership, the Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 614, and the Trustee shall be entitled to be reimbursed by the Partnership for such payments, subject to the provisions of Section 607.

         If an appointment with respect to one or more series is made pursuant to this Section 614, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                                            ,
                                  ------------------------------------------
                                                  As Trustee


                                  By:
                                     ----------------------------------------
                                            As Authenticating Agent


                                  By:
                                     ----------------------------------------
                                              Authorized Officer


                                  ARTICLE VII

              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND PARTNERSHIP

SECTION 701. Partnership to Furnish Trustee Names and Addresses of Holders.

         The Partnership will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not more than 15 days after each Regular Record Date for a series of Securities, a list for such series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Partnership of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished with respect to such series of Securities.

SECTION 702. Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                  (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                                    (i) afford such applicants access to the
                           information preserved at the time by the Trustee in accordance with Section 702(a), or

                                    (ii) inform such applicants as to the
                           approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Partnership and the Trustee that neither the Partnership nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

SECTION 703. Reports by Trustee.

         Any Trustee's report required pursuant to Section 313(a) of the Trust Indenture Act shall be dated as of May 15, and shall be transmitted within 60 days after May 15 of each year, commencing with the year 2003, by mail to all Holders, as their names and addresses appear in the Security Register. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange or automated quotation system, as applicable, upon which any Securities are listed or traded, with the Commission and with the Partnership. The Partnership will notify the Trustee when any Securities are listed or de-listed on any stock exchange or traded on any automated quotation system.

SECTION 704. Reports by Partnership.

         The Partnership shall:

                  (a) file with the Trustee, within 15 days after the Partnership is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Partnership may be required to file with the Commission pursuant to
         Section 13 or Section 15(d) of the Exchange Act; or, if the Partnership is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
         Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Partnership with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                  (c) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Partnership pursuant to clauses (a) and (b) of this Section 704 as may be required by rules and regulations prescribed from time to time by the Commission; and

                  (d) delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Partnership compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


SECTION 801. Partnership May Consolidate, Etc., Only on Certain Terms.

         The Partnership shall not consolidate with or merge into any other Person or sell, lease or transfer its properties and assets as, or substantially as, an entirety to, any Person, unless:

                  (1) (A) in the case of a merger, the Partnership is the surviving entity, or (B) the Person formed by such consolidation or into which the Partnership is merged or the Person which acquires by sale or transfer, or which leases, the properties and assets of the Partnership as, or substantially as, an entirety expressly assumes, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Partnership to be performed or observed and shall have expressly provided for conversion rights in respect of any series of Outstanding Securities with conversion rights;

                  (2) the surviving entity or successor Person is a Person organized and existing under the laws of the United States of America, any state thereof or the District of Columbia;

                  (3) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                  (4) the Partnership has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, sale, transfer or lease and such supplemental indenture required, if any, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802. Successor Substituted.

         Upon any consolidation of the Partnership with, or merger of the Partnership into, any other Person or any sale, transfer or lease of the properties and assets of the Partnership as, or substantially as, an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Partnership is merged or to which such sale, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Partnership under this Indenture with the same effect as if such successor Person had been named originally as the Partnership herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 901. Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Partnership, when authorized by a Board Resolution, the Guarantor, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Partnership and the assumption by any such successor of the covenants of the Partnership herein and in the Securities; or

                  (2) to evidence the succession of another Person to the Guarantor and the assumption by any such successor of the Guarantee of the Guarantor herein and in the Securities; or

                  (3) to add to the covenants of the Partnership such further covenants, restrictions, conditions or provisions as the Partnership shall consider to be appropriate for the benefit of the Holders of all or any series of Securities (and if such covenants, restrictions, conditions or provisions are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Partnership and to make the occurrence, or the occurrence and continuance, of a Default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default; or

                  (4) to add any additional Defaults or Events of Default in respect of all or any series of Securities; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

                  (6) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security

         Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                  (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301, including to reopen any series of any Securities as permitted under Section 301; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                  (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, to comply with any applicable mandatory provision of law or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

                  (10) to comply with the rules or regulations of any securities exchange or automated quotation system on which any of the Securities may be listed or traded; or

                  (11) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute subsequently enacted, and to add to this Indenture such other provisions as may be expressly required under the Trust Indenture Act.

The Trustee is hereby authorized to join with the Partnership in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 902. Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all series affected by such supplemental indenture, by Act of said Holders delivered to the Partnership and the Trustee, the Partnership, when authorized by a Board Resolution, the Guarantor and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                 (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the Redemption Date for any Security, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (2) modify the provisions of this Indenture in a manner adversely affecting any right to convert or exchange any Security into another security, or

                  (3) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (4) modify any of the provisions of this Section 902, Section 513 or Section 1006, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause (4) shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 902, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906. Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Partnership shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Partnership, to any such supplemental indenture may be prepared and executed by the Partnership and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE X

                                    COVENANTS

SECTION 1001. Payment of Principal, Premium and Interest.

         The Partnership covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 1002. Maintenance of Office or Agency.

         The Partnership will maintain in the Borough of Manhattan, The City of New York, and in each other Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Partnership in respect of the Securities of that series and this Indenture may be served. The Partnership will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Partnership shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Partnership hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Partnership may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Partnership of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, and in each other Place of Payment for Securities of any series for such purposes. The Partnership will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         Except as otherwise specified with respect to a series of Securities as contemplated by Section 301, the Partnership hereby initially designates as the Place of Payment for each series of Securities The City and State of New York, and initially appoints the Trustee at its Corporate Trust Office as the Partnership's office or agency for each such purpose in such city.

SECTION 1003. Money for Securities Payments to Be Held in Trust.

         If the Partnership or any of its Subsidiaries shall at any time act as Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of and any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Partnership shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of and any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal and any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Partnership will promptly notify the Trustee of its action or failure so to act. For purposes of this Section 1003, should a due date for principal of and any premium or interest on, or sinking fund payment with respect to any series of Securities not be on a Business Day, such payment shall be due on the next Business Day without any interest for the period from the due date until such Business Day.

         The Partnership will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 1003, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Partnership (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest, if any, on the Securities of that series; and

                  (3) during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.




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

         The Partnership and the Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Partnership Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Partnership or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Partnership or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to any applicable escheat or abandoned property laws, any money deposited with the Trustee or any Paying Agent, or then held by the Partnership, in trust for the payment of the principal of and any premium or interest on any Security of any series and remaining unclaimed for one year after such principal and any premium or interest has become due and payable shall be paid to the Partnership on Partnership Request, or (if then held by the Partnership) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Partnership for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Partnership as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Partnership cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Partnership.

SECTION 1004. Statement by Officers as to Default.

         Annually, within 150 days after the close of each fiscal year beginning with the fiscal year ending December 31, 2002, the Partnership will deliver to the Trustee a brief certificate (which need not include the statements set forth in Section 103) from the principal executive officer, principal financial officer or principal accounting officer of the General Partner of the Partnership as to his or her knowledge of the Partnership's compliance (without regard to any period of grace or requirement of notice provided herein) with all conditions and covenants under the Indenture and, if the Partnership shall be in Default, specifying all such Defaults and the nature and status thereof of which such officer has knowledge. The Partnership shall deliver to the Trustee, as soon as possible and in any event within five days after the Partnership becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

SECTION 1005. Existence.

         Subject to Article VIII, the Partnership will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Partnership shall not be required to preserve any such right or franchise if it shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Partnership.




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
SECTION 1006. Waiver of Certain Covenants.

         The Partnership may omit in any particular instance to comply with any term, provision or condition set forth in Section 1005 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Partnership and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

         A waiver which changes or eliminates any term, provision or condition of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such term, provision or condition, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

SECTION 1007. Additional Amounts.

         If the Securities of a series provide for the payment of additional amounts (as provided in Section 301(18)), at least 10 days prior to the first Interest Payment Date with respect to that series of Securities and at least 10 days prior to each date of payment of principal of, premium, if any, or interest on the Securities of that series if there has been a change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Partnership shall furnish to the Trustee and the principal paying agent, if other than the Trustee, an Officers' Certificate instructing the Trustee and such paying agent whether such payment of principal of, premium, if any, or interest on the Securities of that series shall be made to holders of the Securities of that series without withholding or deduction for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding or deduction shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld or deducted on such payments to such holders and shall certify the fact that additional amounts will be payable and the amounts so payable to each holder, and the Partnership shall pay to the Trustee or such paying agent the additional amounts required to be paid by this Section 1007. The Partnership covenants to indemnify the Trustee and any paying agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section 1007.

         Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, any Securities of any series, such mention shall be deemed to include mention of the payment of additional amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of additional amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of additional amounts in those provisions hereof where such express mention is not made.

SECTION 1008. Calculation of Original Issue Discount.

         The Partnership shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

SECTION 1101. Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102. Election to Redeem; Notice to Trustee.

         The election of the Partnership to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Partnership of less than all the Securities of any series, the Partnership shall, not less than 30 nor more than 60 days prior to the Redemption Date fixed by the Partnership (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (1) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (2) pursuant to an election of the Partnership which is subject to a condition specified in the terms of




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

such Securities, the Partnership shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

SECTION 1103. Selection by Trustee of Securities to be Redeemed.

         If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by lottery or any other manner the Trustee deems fair and equitable for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

         The Trustee shall promptly notify the Partnership in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. If the Securities of any series to be redeemed consist of Securities having different dates on which the principal is payable or different rates of interest, or different methods by which interest may be determined or have any other different tenor or terms, then the Partnership may, by written notice to the Trustee, direct that the Securities of such series to be redeemed shall be selected from among the groups of such Securities having specified tenor or terms and the Trustee shall thereafter select the particular Securities to be redeemed in the manner set forth in the preceding paragraph from among the group of such Securities so specified.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104. Notice of Redemption.

         Notice of redemption shall be given by first-class mail (if international mail, by air mail), postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series and of a specified tenor are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

                  (6) applicable CUSIP numbers, and

                  (7) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed shall be given by the Partnership or, at the Partnership's request, by the Trustee in the name and at the expense of the Partnership.

SECTION 1105. Deposit of Redemption Price.

         On or prior to any Redemption Date, the Partnership shall deposit with the Trustee or with a Paying Agent (or, if the Partnership is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106. Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Partnership shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Partnership at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107. Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Partnership or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Partnership and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Partnership shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any





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

authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                  ARTICLE XII

                                  SINKING FUNDS

SECTION 1201. Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202. Satisfaction of Sinking Fund Payments with Securities.

         The Partnership (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Partnership pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203. Redemption of Securities for Sinking Fund.

         Not less than 45 days prior to each sinking fund payment date for any series of Securities (unless a shorter period shall be satisfactory to the Trustee), the Partnership will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 1202 and stating the basis for such credit and that such Securities have not been previously so credited, and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Partnership in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                  ARTICLE XIII

                                   DEFEASANCE

SECTION 1301. Applicability of Article.

         The provisions of this Article shall be applicable to each series of Securities except as otherwise specified as contemplated by Section 301 for Securities of such series.

SECTION 1302. Legal Defeasance.

         In addition to discharge of this Indenture pursuant to Section 401, the Partnership shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series on the 91st day after the date of the deposit referred to in clause (1) below, and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series and the Partnership's right of optional redemption, if any, (ii) substitution of mutilated, destroyed, lost or stolen Securities, (iii) rights of Holders of Securities to receive, solely from the trust fund described in
Section 1304 and as more fully set forth in such Section, payments of principal thereof and interest thereon, upon the original stated due dates therefor or on the specified redemption dates therefor (but not upon acceleration), and remaining rights of the holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, and the Partnership's obligations in connection therewith (including, but not limited to, Section 607), (v) the rights, if any, to convert or exchange the Securities of such series, (vi) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (vii) the obligations of the Partnership under Section 1002), and the Trustee, at the expense of the Partnership, shall, upon a Partnership Request, execute proper instruments acknowledging the same, if the conditions set forth below are satisfied (hereinafter, "defeasance"):

                  (1) The Partnership has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust, for the purposes of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (A) cash in an amount, or (B) in the case of any series of Securities the payments on which may only be made in legal coin or currency of the United States, U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash in an amount, or (C) a combination thereof, certified to be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (i) the principal and interest and premium, if any, on all Securities of such series on each date that such principal, interest or premium, if any, is due and payable or on any Redemption Date established pursuant to clause (3) below, and (ii) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such series;

                  (2) The Partnership has delivered to the Trustee an Opinion of Counsel based on the fact that (A) the Partnership has received from, or there has been published by, the Internal Revenue Service a ruling, or (B) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;

                  (3) If the Securities are to be redeemed prior to Stated Maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made;

                  (4) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit;

                  (5) Such defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act);

                  (6) Such defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Partnership is a party or by which it is bound;

                  (7) Such defeasance shall not result in the trust arising from such deposit constituting an "investment company" within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder; and

                  (8) The Partnership has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with.

         For this purpose, such defeasance means that the Partnership, the Guarantor and any other obligor upon the Securities of such series shall be deemed to have paid and discharged the entire debt represented by the Securities of such series, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1304 and the rights and obligations referred to in clauses (i) through (vii), inclusive, of the first paragraph of this Section 1302, and to have satisfied all its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned.

         Notwithstanding the foregoing, if an Event of Default specified in
Section 501(5) or 501(6), or an event which with lapse of time would become such an Event of Default, shall occur during the period ending on the 91st day after the date of the deposit referred to in clause (1) or, if longer, ending on the day following the expiration of the longest preference period applicable to the Partnership in respect of such deposit, then, effective upon such occurrence, the defeasance pursuant to this Section 1302 and such deposit shall be rescinded and annulled, and the Partnership, the Trustee and the Holders of the Securities of such series shall be restored to their former positions.

SECTION 1303. Covenant Defeasance.

         The Partnership and any other obligor shall be released on the 91st day after the date of the deposit referred to in clause (1) below from its obligations under Sections 704, 801 and 1005 with respect to the Securities of any series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities of such series shall thereafter be deemed to be not "Outstanding" for the purposes of any request, demand, authorization, direction, notice, waiver, consent or declaration or other action or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed Outstanding for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Securities of such series, the Partnership may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501, but, except as specified above, the remainder of this Indenture and the Securities of such series shall be unaffected thereby. The following shall be the conditions to application of this Section 1303:

                  (1) The Partnership has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series, (A) cash in an amount, or (B) in the case of any series of Securities the payments on which may only be made in legal coin or currency of the United States, U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash in a amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (i) the principal and interest and premium, if any, on all Outstanding Securities of such series on each date that such principal, interest or premium, if any, is due and payable or on any Redemption Date established pursuant to clause (2) below, and (ii) any mandatory sinking fund payments on the day on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such series;

                  (2) If the Securities are to be redeemed prior to Stated Maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made;

                  (3) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit;

                  (4) The Partnership has delivered to the Trustee an Opinion of Counsel which shall confirm that the Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred;

                  (5) Such covenant defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act);

                  (6) Such covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Partnership is a party or by which it is bound;

                  (7) Such covenant defeasance shall not result in the trust arising from such deposit constituting an "investment company" within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder; and

                  (8) The Partnership has delivered to the Trustee an Officers' Certificate stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.

         Notwithstanding the foregoing, if an Event of Default specified in
Section 501(5) or 501(6), or an event which with lapse of time would become such an Event of Default, shall occur during the period ending on the 91st day after the date of the deposit referred to in clause (1) or, if longer, ending on the day following the expiration of the longest preference period applicable to the Partnership in respect of such deposit, then, effective upon such occurrence, the defeasance pursuant to this Section 1303 and such deposit shall be rescinded and annulled, and the Partnership, the Trustee and the Holders of the Securities of such series shall be restored to their former positions.

SECTION 1304. Application by Trustee of Funds Deposited for Payment of
Securities.

         Subject to the provisions of the last paragraph of Section 1003, all moneys or U.S. Government Obligations (including proceeds thereof) deposited with the Trustee pursuant to Section 1302 or 1303 (and all funds earned on such moneys or U.S. Government Obligations) shall be held in trust and applied by it, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Partnership acting as its own Paying Agent), to the Holders of the particular Securities of such





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

series for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and any premium and interest; but such money need not be segregated from other funds except to the extent required by law. Subject to Sections 1302 and 1303, the Trustee shall promptly pay to the Partnership upon request any excess moneys held by it at any time.

SECTION 1305. Repayment to Partnership.

         The Trustee and any Paying Agent promptly shall pay or return to the Partnership upon Partnership Request any money and U.S. Government Obligations held by them at any time that are not required for the payment of the principal of, premium, if any, and any interest on the Securities of any series for which money or U.S. Government Obligations have been deposited pursuant to Section 1302 or 1303.

         The provisions of the last paragraph of Section 1003 shall apply to any money held by the Trustee or any Paying Agent under this Article that remains unclaimed for one year after the Maturity of any series of Securities for which money or U.S. Government Obligations have been deposited pursuant to Section 1302 or 1303.

                                  ARTICLE XIV

                            GUARANTEE OF SECURITIES

SECTION 1401. Unconditional Guarantee.

         For value received, the Guarantor hereby fully, irrevocably, unconditionally and absolutely guarantees to the Holders and to the Trustee the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under this Indenture and the Securities by the Partnership (including, without limitation, all costs and expenses (including reasonable legal fees and disbursements) incurred by the Trustee or the Holders in connection with the enforcement of this Indenture and the Guarantees) (collectively, the "Indenture Obligations"), when and as such principal, premium, if any, and interest and such other amounts shall become due and payable, whether at the Stated Maturity, upon redemption or by declaration of acceleration or otherwise, according to the terms of the Securities and this Indenture. The guarantees by the Guarantor set forth in this Article XIV are referred to herein as the "Guarantees." Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Indenture Obligations and would be owed by the Partnership under this Indenture and the Securities but for the fact that they are unenforceable, reduced, limited, impaired, suspended or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Partnership.

         Failing payment when due of any amount guaranteed pursuant to the Guarantees, for whatever reason, the Guarantor will be obligated (to the fullest extent permitted by applicable law) to pay the same immediately to the Trustee, without set-off or counterclaim or other reduction whatsoever (whether for taxes, withholding or otherwise). Each Guarantee hereunder is intended to be a general, unsecured, subordinated obligation of the Guarantor and will be subordinated in right of payment with all Guarantor Senior Debt of the Guarantor. The






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 Guarantor hereby agrees that to the fullest extent permitted by applicable law, its obligations hereunder shall be full, irrevocable, unconditional and absolute, irrespective of the validity, regularity or enforceability of the Securities, the Guarantees or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Partnership, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby agrees that in the event of a default in payment of the principal of, or premium, if any, or interest on the Securities of any series or any other amounts payable under this Indenture and the Securities by the Partnership, whether at the Stated Maturity, upon redemption or by declaration of acceleration or otherwise, legal proceedings may be instituted by the Trustee on behalf of the Holders or, subject to Section 507 hereof, by the Holders, on the terms and conditions set forth in this Indenture, directly against the Guarantor to enforce the Guarantees without first proceeding against the Partnership.

         To the fullest extent permitted by applicable law, the obligations of the Guarantor under this Article XIV shall be as aforesaid full, irrevocable, unconditional and absolute and shall not be impaired, modified, discharged, released or limited by any occurrence or condition whatsoever, including, without limitation, (i) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of the Partnership or the Guarantor contained in any of the Securities or this Indenture, (ii) any impairment, modification, release or limitation of the liability of the Partnership, the Guarantor or any of their estates in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable Bankruptcy Law, as amended, or other statute or from the decision of any court, (iii) the assertion or exercise by the Partnership, the Guarantor or the Trustee of any rights or remedies under any of the Securities or this Indenture or their delay in or failure to assert or exercise any such rights or remedies, (iv) the assignment or the purported assignment of any property as security for any of the Securities, including all or any part of the rights of the Partnership or the Guarantor under this Indenture, (v) the extension of the time for payment by the Partnership or the Guarantor of any payments or other sums or any part thereof owing or payable under any of the terms and provisions of any of the Securities or this Indenture or of the time for performance by the Partnership or the Guarantor of any other obligations under or arising out of any such terms and provisions or the extension or the renewal of any thereof, (vi) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Partnership or the Guarantor set forth in this Indenture,
(vii) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, the Partnership or any of the Guarantor or any of their respective assets, or the disaffirmance of any of the Securities, the Guarantees or this Indenture in any such proceeding, (viii) the release or discharge of the Partnership or the Guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (ix) the unenforceability of any of the Securities, the Guarantees or this Indenture, (x) any change in the name, business, capital structure, corporate existence, or ownership of the Partnership or the Guarantor, or (xi) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, a surety or the Guarantor.




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
         To the fullest extent permitted by applicable law, the Guarantor hereby
(i) waives diligence, presentment, demand of payment, notice of acceptance, filing of claims with a court in the event of the merger, insolvency or bankruptcy of the Partnership or the Guarantor, and all demands and notices whatsoever, (ii) acknowledges that any agreement, instrument or document evidencing the Guarantees may be transferred and that the benefit of its obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing the Guarantees without notice to them and (iii) covenants that its Guarantee will not be discharged except by complete performance of the Guarantees. The Guarantor further agrees that to the fullest extent permitted by applicable law, if at any time all or any part of any payment theretofore applied by any Person to any Guarantee is, or must be, rescinded or returned for any reason whatsoever, including without limitation, the insolvency, bankruptcy or reorganization of the Guarantor, such Guarantee shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and the Guarantees shall continue to be effective or be reinstated, as the case may be, as though such application had not been made.

         The Guarantor shall be subrogated to all rights of the Holders and the Trustee against the Partnership in respect of any amounts paid by the Guarantor pursuant to the provisions of this Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation with respect to any of the Securities until all of the Securities and the Guarantees thereof shall have been indefeasibly paid in full or discharged.

         A director, officer, employee or stockholder, as such, of the Guarantor shall not have any liability for any obligations of the Guarantor under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.

         No failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, power, privilege or remedy under this Article XIV and the Guarantees shall operate as a waiver thereof, nor shall any single or partial exercise of any rights, power, privilege or remedy preclude any other or further exercise thereof, or the exercise of any other rights, powers, privileges or remedies. The rights and remedies herein provided for are cumulative and not exclusive of any rights or remedies provided in law or equity. Nothing contained in this Article XIV shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Securities pursuant to Article V or to pursue any rights or remedies hereunder or under applicable law.

SECTION 1402. Execution and Delivery of Notation of Guarantees.

         To further evidence the Guarantees, the Guarantor hereby agrees that a notation of such Guarantees shall be endorsed on each Security authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an officer of the Guarantor provided that failure to include such notation on the Security shall not affect the validity of the Guarantees.

         The Guarantor hereby agrees that its Guarantees shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation relating to the Guarantee thereof.

         If an officer of a Guarantor whose signature is on this Indenture or a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, the Guarantor's Guarantee of such Security shall be valid nevertheless.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor.

SECTION 1403. Subordination of Guarantees.

         The obligations of the Guarantor under its Guarantee pursuant to this
Article XIV shall be junior and subordinated to the prior payment in full in cash of all Senior Debt and Guarantor Senior Debt (including interest after the commencement of any proceeding of the type described in Section 1401 with respect to such Guarantor at the rate specified in the applicable Guarantor Senior Debt, whether or not such interest would be an allowed claim in such proceeding) of such Guarantor, in each case on the same basis as the Securities are junior and subordinated to Senior Debt, as set forth in Article XV mutatis mutandis. For the purposes of the foregoing sentence, the Trustee and the Holders shall have the right to receive and/or retain payments by the Guarantor only at such times as they may receive and/or retain payments and distributions in respect of the Securities pursuant to this Indenture, including Article XV hereof.

                                   ARTICLE XV

                           SUBORDINATION OF SECURITIES

SECTION 1501. Securities Subordinated to Senior Debt.

                  (1) The Partnership, for itself, its successors and assigns, covenants and agrees, and each Holder of Securities, by his acceptance thereof, likewise covenants and agrees, that the payment of the principal of (and premium, if any), and interest on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Debt of the Partnership.

                  (2) If (A) the Partnership shall default in the payment of any principal of, premium, if any, or interest, if any, on any Senior Debt of the Partnership when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, or (B) any other default shall occur with respect to Senior Debt of the Partnership and the maturity of such Senior Debt has been accelerated in accordance with its terms, then, upon written notice of such default to the Partnership and the Trustee by the holders of Senior Debt of the Partnership or any trustee therefor, unless and until, in either case, the default has been cured or waived or has ceased to exist, or, any such acceleration has been rescinded or such Senior Debt has been paid in full, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of, premium, if any, or interest, if any, on any of the Securities, or in respect of any redemption,





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

         retirement, purchase or other acquisition of any of the Securities other than those made in capital stock of the Partnership (or cash in lieu of factional shares thereof).

                  (3) If any default occurs under the Senior Debt of the Partnership, pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or at the expiration of any applicable grace periods (a "Senior Nonmonetary Default"), then, upon the receipt by the Partnership and the Trustee of written notice thereof (a "Payment Blockage Notice") from or on behalf of holders of such Senior Debt of the Partnership specifying an election to prohibit such payment and other action by the Partnership in accordance with the following provisions of this paragraph (3), the Partnership may not make any payment or take any other action that would be prohibited by paragraph (2) of this Section 1501 during the period (the "Payment Blockage Period") commencing on the date of receipt of such Payment Blockage Notice and ending on the earlier of (A) the date, if any, on which the holders of such Senior Debt or their representative notifies the Trustee that such Senior Nonmonetary Default is cured or waived or ceases to exist or the Senior Debt to which such Senior Nonmonetary Default relates is discharged or (B) the 179th day after the date of receipt of such Payment Blockage Notice. Notwithstanding the provisions described in the immediately preceding sentence, the Partnership may resume payments on the Securities following such Payment Blockage Period.

SECTION 1502. Distribution on Dissolution, Liquidation and Reorganization;
              Subrogation of Securities.

         Upon any distribution of assets of the Partnership upon any dissolution, winding up, liquidation or reorganization of the Partnership, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Partnership or otherwise (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Debt of the Partnership and the holders thereof with respect to the Securities and the Holders thereof by a lawful plan or reorganization under applicable bankruptcy law).

                  (1) the holders of all Senior Debt of the Partnership shall be entitled to receive payment in full of the principal thereof, premium, if any, interest, and any interest thereon, due thereon before the Holders of the Securities are entitled to receive any payment upon the principal, premium, interest of or on the Securities or interest on overdue amounts thereof; and

                  (2) any payment or distribution of assets of the Partnership of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee (on behalf of the Holders) would be entitled except for the provisions of this Article shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Debt of the Partnership or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, ratably





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

         according to the aggregate amounts remaining unpaid on account of the principal of, premium, if any, interest, and any interest thereon, on the Senior Debt of the Partnership held or represented by each, to the extent necessary to make payment in full of all Senior Debt of the Partnership remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

                  (3) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Partnership of any kind or character, whether in cash, property or securities, shall be received by the Trustee (on behalf of the Holders) or the Holders of the Securities before all Senior Debt of the Partnership is paid in full, such payment or distribution shall be paid over to the holders of such Senior Debt or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, ratably as aforesaid, for application to the payment of all Senior Debt remaining unpaid until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

         Subject to the payment in full of all Senior Debt of the Partnership, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Debt to receive payments or distributions of cash, property or securities of the Partnership applicable to Senior Debt of the Partnership until the principal, premium, interest, and any interest thereon, of or on the Securities shall be paid in full and no such payments or distributions to the Holders of the Securities of cash, property or securities otherwise distributable to the Senior Debt of the Partnership shall, as between the Partnership, its creditors other than the holders of Senior Debt of the Partnership, and the Holders of the Securities, be deemed to be a payment by the Partnership to or on account of the Securities. It is understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Debt of the Partnership, on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Partnership, its creditors other than the holders of Senior Debt of the Partnership, and the Holders of the Securities, the obligation of the Partnership, which is unconditional and absolute, to pay to the Holders of the Securities the principal, premium, interest, and any interest thereon, of or on the Securities as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders of the Securities and creditors of the Partnership other than the holders of Senior Debt of the Partnership, nor shall anything herein or in the Securities prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of such Senior Debt in respect of cash, property or securities of the Partnership received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Partnership referred to in this Article, the Trustee shall be entitled to conclusively rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Debt of the Partnership and other indebtedness of the Partnership, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article.

         The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt of the Partnership. The Trustee shall not be liable to any such holder if it shall pay over or distribute to or on behalf of Holders of Securities or the Partnership moneys or assets to which any holder of Senior Debt of the Partnership shall be entitled by virtue of this Article. The rights and claims of the Trustee under Section 607 shall not be subject to the provisions of this Article.

         If the Trustee or any Holder of Securities does not file a proper claim or proof of debt in the form required in any proceeding referred to above prior to 30 days before the expiration of the time to file such claim in such proceeding, then the holder of any Senior Debt of the Partnership is hereby authorized, and has the right, to file an appropriate claim or claims for or on behalf of such Holder of Securities.

SECTION 1503. Payments on Securities Permitted.

         Nothing contained in this Indenture or in any of the Securities shall
(1) affect the obligation of the Partnership to make, or prevent the Partnership from making, at any time except as provided in Sections 1501 and 1502, payments of principal, premium, interest, and any interest thereon, of or on the Securities or (2) prevent the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal, premium, interest or other amounts, and any interest thereon, of or on the Securities unless the Trustee shall have received at its Corporate Trust Office written notice of any event prohibiting the making of such payment two Business Days (A) prior to the date fixed for such payment, (B) prior to the execution of an instrument to satisfy and discharge this Indenture based upon the deposit of funds under Section 401(1)(a), (C) prior to the execution of an instrument acknowledging the defeasance of such Securities pursuant to Section 1302 or (D) prior to any deposit pursuant to clause (1) of Section 1303 with respect to such Securities.

SECTION 1504. Authorization of Holders of Securities to Trustee to Effect
              Subordination.

         Each Holder of Securities by his acceptance thereof, whether upon original issue or upon transfer or assignment, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1505. Notices to Trustee.

         The Partnership shall give prompt written notice to a Responsible Officer of the Trustee located at the Corporate Trust Office of the Trustee of any fact known to the Partnership which would prevent the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the Provisions of this Article or any other provisions of this Indenture, neither the Trustee nor any Paying Agent (other than the Partnership) shall be charged with knowledge of the existence of any Senior Debt of the Partnership or of any event which would prohibit the making of any payment of moneys to or by the Trustee or such Paying Agent, unless and until the Trustee or such Paying Agent shall have received (in the case of the Trustee, at its Corporate Trust Office) written notice thereof from the Partnership or from the holder of any Senior Debt of the Partnership or from the trustee for or representative of any Senior Debt of the Partnership



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


together with proof satisfactory to the Trustee of such holding of such Senior Debt or of the authority of such trustee or representative; provided, however, that if at least two Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal, premium, interest, of or on any Security, or any interest thereon) or the date on which the Trustee shall execute an instrument acknowledging satisfaction and discharge of this Indenture or the defeasance of Securities pursuant to Section 1302 or the date on which a deposit pursuant to clause (1) of Section 1303 is made, the Trustee shall not have received with respect to such moneys or the moneys deposited with it as a condition to such satisfaction and discharge or defeasance the notice provided for in this Section 1505, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it on or after such two Business Days prior to such date. The Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Debt of the Partnership (or a trustee or representative on behalf of such holder) to establish that such a notice has been given by a holder of Senior Debt of the Partnership or a trustee or representative on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt of the Partnership to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt of the Partnership held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1506. Trustee as Holder of Senior Debt.

         The Trustee shall be entitled to all the rights set forth in this
Article in respect of any Senior Debt of the Partnership at any time held by it to the same extent as any other holder of Senior Debt of the Partnership and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

SECTION 1507. Modification of Terms of Senior Debt.

         Any renewal or extension of the time of payment of any Senior Debt of the Partnership or the exercise by the holders of Senior Debt of the Partnership of any of their rights under any instrument creating or evidencing such Senior Debt, including without limitation the waiver of default thereunder, may be made or done all without notice to or assent from Holders of the Securities or the Trustee.

         No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Debt of the Partnership is outstanding or of such Senior Debt, whether or not such release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Article or of the Securities relating to the subordination thereof.

                                      * * *

         This instrument may executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                            VALERO LOGISTICS OPERATIONS, L.P.

                            By:      Valero GP, Inc.,
                                     Its General Partner


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                            VALERO  L.P.

                            By:      Riverwalk Logistics, L.P.,
                                     Its General Partner

                                     By:      Valero GP, LLC,
                                              Its General Partner


                                              By:
                                                 ------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------


                            THE BANK OF NEW YORK, as Trustee



                            By:
                               ------------------------------------------------
                            Name:
                                 ----------------------------------------------
                            Title:
                                  ---------------------------------------------



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